DAVIS HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
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Dear Shareholder:

Davis High Income Fund has continued to perform well.  Over the most recent annual period ending September 30, 1995, Davis High Income's net asset value total return was 9.04% (1) compared to the 11.76% average total return of the 108 funds in Lipper Analytical Inc.'s High Current Yield Category as published in the October 17, 1995 edition of The Wall Street
                                                         ---------------
Journal.
-------
Davis High Income continues to be top-ranked based on risk-adjusted performance over the longer term. It has the second highest Sharpe Ratio
(a risk-adjusted measure developed by Nobel laureate William Sharpe) out of the 70 funds tracked by Morningstar. Quoting from Morningstar, "The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance." Your Fund's average annual net asset value total return over the three year period ended September 30, 1995 of 10.34% compared very favorably to the 9.52% of the 70 funds followed by Morningstar. More importantly, while besting the absolute averages, Davis High Income had the lowest volatility (as measured by standard deviation) over that period out of all 70 funds. Its three year standard deviation of 2.99 was 60% of that of the category average of 4.98. Using this more intuitive measure of risk-adjusted performance, Davis High Income's three year average annual total return per three year standard deviation (volatility or risk measure) was the highest of the 70 funds tracked (2). Thus, shareholders earned an extremely good return for the risk that was taken. Morningstar, Inc. gives Davis High Income its second highest rating of PPPP (four stars) for the three years ending September 30, 1995, based on its outstanding relative risk-adjusted total return. Morningstar gives Davis High Income three stars for its longer term, overall (historical profile) rating (3).

Davis High Income's strong risk-adjusted and absolute performance has resulted from several factors. Over the longer term, we have used several methods to try to achieve maximum return per risk, including being diversified with over 135 positions, concentrating on the upside potential and downside protection of each individual investment on its own, avoiding those issues which most likely will not be able to make it through an entire business cycle, and investing in less followed segments of the market where better yield per credit quality and risk/reward ratios can be found.

The high yield market has continued to see a different picture than the rest of the financial markets. For example, while the equity market has driven up to new highs, the high yield bond market has seen continuing credit deterioration in several areas. The best example was the unexpected bankruptcy of Caldor, a large retailer on the East Coast. The high yield market has also been concerned about the quality of some of the recent new issues. Accordingly, yields per credit quality of the weaker high yield bonds have actually increased while the general bond market and the equity market's prices have been rising. We think the high yield market's recent underperformance and the other markets' very high valuation levels make a diversified portfolio of high yield bonds an attractive area to invest in to diversify away from the equity and general bond markets.

Looking forward, we continue to position your Fund by giving up some upside potential to pick up increased downside protection. Because economic signals are mixed and we are concerned the economy could slip into a recession, we believe our cautious positioning is still appropriate. We are accomplishing this stance by owning discount bonds (bonds with smaller coupons that trade at much lower than average dollar prices), highly rated, private label mortgage-backed securities, higher rated taxable municipal bonds, and cushion bonds (bonds with larger than average coupons).  Holding these types of positions that have fewer natural buyers has allowed us to keep a fairly high yield even with our
average rating of BB+.   To further limit volatility, we continue to own
few positions backed by companies with cyclical profiles. Also, we continue to hold over 135 positions;

DAVIS HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
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this high level of diversification has also contributed to the low risk/volatility rankings that your Fund has achieved.

We think the high yield, high risk bond market is an excellent diversification vehicle because it offers equity-size returns in a separate investment category. High yield bonds also make a good alternative to other fixed income markets because their short average lives and high coupons combined to give them less interest rate risk than most types of bonds. The high yield bond market has finally lagged the equity market which it outperformed during 1991, 1992, 1993 and 1994. Right now, the equity market is still at or near record high levels. We think that those seeking equity-size returns should consider the high yield bond market as a diversification vehicle.

In summary, your Fund has continued to perform well especially on a risk-adjusted basis. We believe that the high yield bond category offers value especially relative to equities which are at record high levels. Because we are concerned that the economy could slip into recession, we will continue to keep your portfolio postured conservatively. We believe this defensive stance should result in continued strong relative and absolute performance over the next year.

Sincerely,




     Shelby M.C. Davis                                       B. Clark Stamper
          President                                          Portfolio Manager

November 3, 1995


(1) Annual average rates of return for Davis High Income Fund, Inc. A shares, including the maximum front end sales charge of 4.75%, for the one, five and ten years ending 9/30/95 are 3.77%, 8.56% and 10.07%, respectively.

(2) Individual fund Sharpe Ratios, total returns, standard deviations were calculated by Morningstar and published in its Principia for Mutual Funds diskette software (October 1995, version 1.0). Category average total return, category average standard deviation, and individual fund total return/standard deviation statistics were calculated from that published data.

(3) The Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/95. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Davis High Income A received 4, 3 and 2 stars for the three, five and ten year periods, respectively. The Fund was rated against 2,271, 1,564 and 715 funds in a combined universe of equity, fixed-income and hybrid funds for the respective periods. The Fund's overall rating is three stars. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. The ratings listed were earned by the shares listed above only. Star ratings for the other classes may vary, and are available only for classes with at least three years of performance history.

Davis High Income Fund, Inc.
Schedule of Investments
At September 30, 1995 (Unaudited)
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CORPORATE BONDS AND NOTES - (74.41%)

                                                                                                                            Value
Principal                                                                                                                  (Note 1)
---------                                                                                                                   ------
             AVIATION - (0.38%)
$  250,000   Hudson General Corp., Conv. Sub. Deb., 7.00%, 07/15/11................................................   $     232,500
                                                                                                                      -------------
             BUILDING AND BUILDING PRODUCTS _ (1.17%)
   750,000   Waxman Industries, Inc., Sr. Secured Notes, 12.25%, 09/01/98..........................................         720,000
                                                                                                                      -------------
             CHEMICALS - (0.83%)
   500,000   Pioneer Americas Acquisition Corp., Sr. Notes, 13.375%, 04/01/05......................................         512,500
                                                                                                                      -------------
             COMPUTER PRODUCTS AND SERVICES - (2.17%)
   550,000   Data Switch Corp., Conv. Sub. Deb., 8.25%, 06/01/02...................................................         525,250
   169,000   San Jacinto Holdings Inc., Sr. Sub. Notes, 8.00%, 12/31/00............................................         139,256
    88,416   San Jacinto Holdings Inc., Sub. Deb., 8.00%, 12/31/00<F1>.............................................          68,301
   250,000   Sapiens International N.V., Euro Conv. Notes, 5.00%, 09/20/03.........................................          85,000
   500,000   Triad Systems Corp., Sr. Notes, 12.25%, 08/01/99......................................................         525,000
                                                                                                                      -------------
                                                                                                                          1,342,807
                                                                                                                      -------------
             CONSUMER PRODUCTS & MERCHANDISE - (1.68%)
   100,000   American Safety Razor Corp., Sr. Notes, Ser. A, 9.875%, 08/01/05......................................         100,000
 1,000,000   International Semi-Tech Microelectronics Inc., Sr. Notes, Zero Cpn.,
               08/15/03<F1>........................................................................................         535,000
   100,000   L.A. Gear, Inc., Conv. Sub. Deb., 7.75%, 11/30/02.....................................................          49,375
   350,000   MacAndrews & Forbes Holdings, Inc., Sub. Deb., 13.00%, 03/01/99.......................................         353,063
                                                                                                                      -------------
                                                                                                                          1,037,438
                                                                                                                      -------------
             DEFENSE CONTRACTORS & PRODUCTS - (3.16%)
 1,000,000   AM General Corporation, Sr. Notes, 12.875%,05/01/02...................................................         990,000
   200,000   DBA Systems, Inc., Conv. Sub. Deb., 8.25%, 11/01/10...................................................         182,000
   750,000   Tracor, Inc., Sr. Sub. Notes, 10.875%, 08/15/01.......................................................         778,125
                                                                                                                      -------------
                                                                                                                          1,950,125
                                                                                                                      -------------
             ECOLOGICAL/ENVIRONMENTAL - (2.37%)
   700,000   Clean Harbors, Inc., Sr. Sub. Notes, 12.50%, 05/15/01.................................................         630,000
   833,000   International Technology Corp., Sr. Notes, 9.375%, 07/01/96...........................................         836,124
                                                                                                                      -------------
                                                                                                                          1,466,124
                                                                                                                      -------------
             EDUCATION - (0.52%)
   100,000   Herff Jones Co., Sr. Sub. Notes, 11.00%, 08/15/05.....................................................         102,250
   250,000   La Petite Holdings Corp., Sr. Secured Notes, 9.625%, 08/01/01.........................................         216,250
                                                                                                                      -------------
                                                                                                                            318,500
                                                                                                                      -------------
             ELECTRONICS - (1.73%)
    43,000   Andersen Group, Inc., Conv. Sub. Deb., 10.50%,10/15/02................................................          34,776
   250,000   Audiovox Corp., Conv. Sub. Deb., 6.25%, 03/15/01......................................................         167,500
   600,000   Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02....................................................         420,000
   300,000   Diceon Electronics Inc., Conv. Sub. Deb., 5.50%, 03/01/12.............................................         192,000
   250,000   Dictaphone Corporation, St. Sub. Notes, 11.75%, 08/01/05..............................................         251,250
                                                                                                                      -------------
                                                                                                                          1,065,526
                                                                                                                      -------------
Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
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CORPORATE BONDS AND NOTES - Continued
                                                                                                                             Value
Principal                                                                                                                  (Note 1)
---------                                                                                                                   ------
             ENERGY - (9.24%)
$  100,000   Amerigas Partners L.P.,  Sr. Notes, Ser. B, 10.125%, 04/15/07.........................................   $     105,000
   630,000   Empire Gas Corp., Sr. Secured Notes, 7.00%, 07/15/04..................................................         522,900
   500,000   Falcon Drilling Inc., Sr. Notes, Ser. B, 9.75%, 01/15/01..............................................         492,500
 1,000,000   Giant Industries Inc., Gtd. Sr. Sub. Notes, 9.75%, 11/15/03...........................................         990,000
   500,000   HS Resources Inc., Sr. Sub. Notes, 9.875%, 12/01/03...................................................         491,875
   100,000   Moran Energy Inc., Conv. Sub. Deb., 8.75%, 01/15/08...................................................          73,750
   212,000   Moran Energy International N.V., Euro Conv. Sub. Deb., 8.00%, 11/01/95................................         209,880
 1,000,000   Nuevo Energy Co., Sr. Sub. Notes, 12.50%, 06/15/02....................................................       1,092,500
   250,000   Petroleum Heat & Power Co., Inc., Sub. Notes, 10.125%, 04/01/03.......................................         242,500
   500,000   Trident NGL Holdings, Inc., Sub. Notes, 10.25%, 04/15/03..............................................         555,000
   500,000   Tuboscope Vetco International Corp., Gtd. Sr. Sub. Notes, 10.75%, 04/15/03............................         500,000
     500<F5> WRT Energy Corp., Sr. Notes, 13.875%, 03/01/02 (Units of $1,000
                 par value)........................................................................................         430,000
                                                                                                                      -------------
                                                                                                                          5,705,905
                                                                                                                      -------------
             EQUIPMENT LEASING - (0.65%)
   670,700   Technical Equipment Leasing Corp., Jr. Sub. Deb. Series A, 18.375%,
               04/01/96............................................................................................         402,420
                                                                                                                      -------------
             EQUIPMENT MANUFACTURING - (0.99%)
   750,000   Terex Corp., Sr. Secured Notes, 13.75%, 05/15/02......................................................         611,250
                                                                                                                      -------------
             FINANCIAL SERVICES AND INSURANCE - (2.90%)
    50,000   CII Financial, Inc., Conv. Sub. Deb., 7.50%, 09/15/01.................................................          42,125
   640,000   CVD Financial Corp., Variable Rate Bds., 9.00%, 07/31/08..............................................         358,400
   320,000   Employee Benefit Plans Inc., Conv. Sub. Deb., 6.75%, 07/31/06.........................................         314,000
   500,000   Home Holdings, Inc., Sr. Notes, 7.875%, 12/15/03......................................................         405,000
   500,000   PennCorp Financial Group, Inc., Sr. Sub. Notes, 9.25%, 12/15/03.......................................         497,500
   400,000   Scovill, Inc., Sub. Deb., 16.00%, 08/15/99............................................................         174,000
                                                                                                                      -------------
                                                                                                                          1,791,025
                                                                                                                      -------------
             FOOD SERVICE AND DISTRIBUTION - (11.80%)
   500,000   Darling International Inc., 1st Priority Sr. Sub. Notes, 11.00%, 07/15/00.............................         500,000
   750,000   Envirodyne Industries, Inc., 1st Priority Sr. Secured Notes, 12.00%, 06/15/00.........................         748,125
 1,154,000   Farm Fresh Inc., Conv. Sub. Deb., 7.50%, 03/01/10.....................................................         652,601
   500,000   Fresh Del Monte Produce N.V., Series A, Sr. Notes, 10.00%, 05/01/03 <F2>..............................         422,500
   637,000   Grand Union Co., Sr. Notes, 12.00%, 09/01/04..........................................................         614,705
   690,000   Kroger Co., Lease Cert., 6.00%, 04/01/03..............................................................         565,800
   675,000   Kroger Co., Lease Cert., 12.95%, 02/01/09.............................................................         749,250
   793,000   New Alamacs Inc. Sr. Sub. Notes, 11.50%, 11/18/04.....................................................         138,775
   500,000   Penn Traffic Co., Sr. Notes., 10.375%,10/01/04........................................................         472,500
 1,500,000   PM Holdings Corp., Sub. Disc. Deb., Ser. B, 11.50%, 09/01/05..........................................         774,375
   250,000   Pueblo Xtra International Inc., Sr. Notes, 9.50%, 08/01/03............................................         236,250
   500,000   Safeway Inc., Sr. Secured Deb., 9.30%, 02/01/07.......................................................         547,500
Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
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CORPORATE BONDS AND NOTES  Continued
                                                                                                                             Value
Principal                                                                                                                  (Note 1)
---------                                                                                                                   ------
             FOOD SERVICE AND DISTRIBUTION - Continued
$1,000,000   Southland Corporation, Deb., 4.00%, 06/15/04..........................................................   $     632,500
   250,000   Specialty Foods Corp., Sr. Notes, Ser. A, 11.125%, 10/01/02...........................................         240,000
                                                                                                                      -------------
                                                                                                                          7,294,881
                                                                                                                      -------------
             HEALTHCARE AND PHARMACEUTICAL - (7.03%)
   180,000   Advanced Medical, Inc., Conv. Sub. Deb., 15.00%, 07/15/99.............................................         127,800
 2,660,000   American Medical International, N.V., Euro Deb., Zero Cpn., 08/12/97<F1>..............................       2,312,538
   209,000   Comprehensive Care Corp., Conv. Sub. Deb., 7.50%, 04/15/10............................................         137,940
   863,000   Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03.......................................................         703,345
   500,000   OrNda HealthCorp., Sr. Sub. Deb., 12.25%, 05/15/02....................................................         552,500
   500,000   Wright Medical Technology, Inc. Sr. Secured Notes, Series B, 10.75%,
               07/01/00............................................................................................         505,000
                                                                                                                      -------------
                                                                                                                          4,339,123
                                                                                                                      -------------
             HOTELS, LODGING & GAMING - (0.84%)
   500,000   GB Property Funding Corp., 1st Mtg. Notes, 10.875%, 01/15/04..........................................         422,500
   100,000   Station Casinos Inc., Sr. Sub. Notes, 9.625%, 06/01/03................................................          95,500
                                                                                                                      -------------
                                                                                                                            518,000
                                                                                                                      -------------
             LEISURE/ENTERTAINMENT - (1.86%)
 1,000,000   Underwater World Mall of America, Sr. Rev. Bds.,13.75%, 03/01/02......................................       1,000,000
   625,000   Wherehouse Entertainment, Inc., Sr. Sub. Notes, Series B, 13.00%,
               08/01/02............................................................................................         146,875
                                                                                                                      -------------
                                                                                                                          1,146,875
                                                                                                                      -------------
             MANUFACTURING - (1.78%)
   100,000   Atlantis Group Inc., Sr. Notes, 11.00%, 02/15/03......................................................          93,500
   500,000   Carlisle Plastics Inc., Sr. Notes, 10.25%, 06/15/97...................................................         505,000
   500,000   Key Plastics, Inc., Sr. Notes, Series B, 14.00%, 11/15/99.............................................         500,000
                                                                                                                      -------------
                                                                                                                          1,098,500
                                                                                                                      -------------
             METALS - (2.74%)
 1,170,000   Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01...............................................         947,700
   500,000   Florida Steel Corp., Deb., 11.50%, 12/15/00...........................................................         502,500
   250,000   Haynes International Inc., Sr. Secured Notes, Ser. A, 11.25%, 06/15/98................................         243,750
                                                                                                                      -------------
                                                                                                                          1,693,950
                                                                                                                      -------------
             PAPER PRODUCTS - (0.74%)
   500,000   Grupo Industrial Durango S.A. DE C.V. Notes, 12.00%, 07/15/01.........................................         456,849
                                                                                                                      -------------
             PRECIOUS METALS - (0.56%)
   450,000   Canyon Resources Corp., Sub. Notes, 6.00%, 06/01/98...................................................         346,500
                                                                                                                      -------------
             PRINT MEDIA - (1.31%)
   500,000   News America Holdings Inc., Sr. Notes, 12.00%, 12/15/01...............................................         560,852
   250,000   Sullivan Graphics Inc., Sr. Sub. Notes, 12.75%, 08/01/05..............................................         250,000
                                                                                                                      -------------
                                                                                                                            810,852
                                                                                                                      -------------
Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
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CORPORATE BONDS AND NOTES - Continued
                                                                                                                             Value
Principal                                                                                                                  (Note 1)
---------                                                                                                                   ------
             RESTAURANT - (1.58%)
$  725,000   Foodmaker, Inc., Sr. Sub. Notes, 14.25%, 05/15/98.....................................................   $     739,500
   250,000   TPI Enterprises Inc., Conv. Sub. Deb., 8.25%, 07/15/02................................................         233,750
                                                                                                                      -------------
                                                                                                                            973,250
                                                                                                                      -------------
             RETAIL - (0.33%)
   420,000   Tops Appliance City Inc., Conv. Sub. Deb., 6.50%, 11/30/03............................................         203,175
                                                                                                                      -------------
             TELECOMMUNICATIONS - (10.92%)
   100,000   CAI Wireless Systems Inc., Sr. Notes, 12.25%, 09/15/02................................................         103,500
   500,000   Comcast Corp., Sr. Sub. Deb., 9.375%, 05/15/05........................................................         508,750
 1,354,100   Comdata Network, Inc., Jr. Notes, 11.00%, 10/15/97....................................................       1,394,723
   500,000   Marcus Cable Operations Co., L.P., Gtd. Sr. Sub. Disc. Notes, 9.50%,
               08/01/04............................................................................................         343,750
   135,000   Mastec Inc., Conv. Sub. Deb., 12.00%, 11/15/00........................................................         133,987
   500,000   Metrocall Inc., Sr. Sub. Notes, 10.375%, 10/01/07.....................................................         507,500
 1,200,000   Pegasus Media & Communications, Sr. Sub. Notes, 12.50%, 07/01/05......................................       1,221,000
   900,000   Porta Systems Inc., Conv. Sub. Deb., 6.00%, 07/01/02..................................................         477,000
 1,000,000   SFX Broadcasting Inc., Sr. Sub. Notes, 11.375%, 10/01/00..............................................       1,047,500
   250,000   Sinclair Broadcast Group Inc., Sr. Sub. Notes, 10.00%, 09/30/05.......................................         255,625
   100,000   Spanish Broadcasting Systems Inc., Sr. Notes, 7.50%, 06/15/02.........................................          98,250
     100<F5> Viatel Inc., ($1,000,000 Class A, Sr. Disc. Notes, Zero Cpn., 01/15/05 and
               36,100 shares of common stock)<F1>..................................................................         655,361
                                                                                                                      -------------
                                                                                                                          6,746,946
                                                                                                                      -------------
             TRANSPORTATION/SHIPPING - (3.07%)
   284,789   Continental Air Lines, Inc., Deferred Rent Notes, 12.00%, 06/30/96 <F2>...............................         284,789
   250,000   Moran Transporation Co., 1st Preferred Shipping Mtg. Notes, 11.75%,
               07/15/04<F2>........................................................................................         233,750
   444,000   Preston Corp., Conv. Sub. Deb., 7.00%, 05/01/11.......................................................         400,710
   596,000   Tiphook Finance Corporation, Sr. Secured Notes, 8.00%, 03/15/00.......................................         470,840
   500,000   TNT Transport (Europe) PLC/TNT (USA) Inc., Sr. Notes, 11.50%, 04/15/04................................         508,125
                                                                                                                      -------------
                                                                                                                          1,898,214
                                                                                                                      -------------
             UTILITIES - (2.06%)
   750,000   Consolidated Hydro Inc., Sr. Discount Notes, Zero Cpn., 07/15/03<F1>..................................         363,750
   500,000   Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06..................................         551,972
   357,000   Southeastern Public Service Co., Sr. Sub. Deb., 11.875%, 02/01/98.....................................         354,769
                                                                                                                      -------------
                                                                                                                          1,270,491
                                                                                                                      -------------

               TOTAL CORPORATE BONDS AND NOTES (identified
                 cost $46,151,841).................................................................................      45,953,726
                                                                                                                      -------------

Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
Principal                                                                                                                  (Note 1)
---------                                                                                                                   ------

MORTGAGE BACKED BONDS - (6.00)
$  237,151   Capstead Securities Corp., IV CMO, Series '92-7 CL Z-1, 8.75%, 05/25/23...............................   $     234,186
   560,394   Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01.................................         551,287
   348,156   Citicorp Mtg. Securities, Inc., Series '89-16, 6.55%, 04/25/19........................................         339,452
   100,000   Federal Home Loan Mortgage Corporation, CMO, Series '93, CL 1630 E,
               6.00%, 09/15/23.....................................................................................          88,576
   244,877   Federal Home Loan Mortgage Corporation, CMO, Series ''94, CL 1668 F,
               7.78%, 02/15/14.....................................................................................         252,135
   569,237   First Nationwide Trust, Series '89-AR4-1, 9.50%, 10/25/19567,500
   796,898   Guardian Savings & Loan Association, Mtg. Pass-Through Certificates
               Series '88-1 A, 6.52%, 07/25/18731,154
    80,277   Kidder, Peabody Mortgage Assets Trust, CMO, Series 21, CL C, Fixed Rate,
               8.20%, 11/20/19.....................................................................................          82,752
   447,645   Merrill Lynch Mtg. Invst. Inc., Mtg. Pass-Through Certificates, Series A,
               CL-A 6.49%, 02/01/18................................................................................         438,692
   179,000   The Prudential Mortgage Securities Company, Mtg. Pass-Through Certificates
               Series '92-38, CL A-8, Fixed Rate, 6.95%, 11/25/22..................................................         166,438
    31,938   Resolution Trust Corporation, REMIC, '92-Series M-3 CL A2, 8.625%,
               07/25/30............................................................................................          31,379
   191,508   Resolution Trust Corporation, American Res. Mtg. Corp., Servicer, Mtg.
               Pass-Through Certificates, Series '92-7 CL A1, 6.83%, 03/25/22......................................         165,175
    50,000   Ryland Acceptance Corporation Four, CMO, Ser. '85, CL 85-D, 9.25%,
                04/01/12...........................................................................................          50,970
                                                                                                                      -------------

               TOTAL MORTGAGE BACKED BONDS (identified cost $3,667,178)............................................       3,699,696
                                                                                                                      -------------

TAXABLE MUNICIPAL BONDS - (6.35%)
   570,000   Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
               11/01/96<F3>........................................................................................          96,900
   375,000   Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
               10.50%, 07/01/00....................................................................................         380,625
   245,000   Dade Cnty. Educ. Fac. Auth., FL, Exchangeable Rev. Bds, Series '90
               (University of Miami Issue), 9.70%, 04/01/10........................................................         272,273
   195,000   El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Mult-Fam.
               Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96<F3>....................................................          31,200
    20,000   Jackson Michigan Osteopathic Hosp., 1st Mtg. Ten Year Extenable Bds.,
               9.50%, 12/01/11.....................................................................................          16,066
   100,000   Louisiana HFA Multi Fam. Mtg. Rev. Bds., Gtd. Executive Life, 8.61%,
               08/01/96<F3>........................................................................................          22,000
   100,000   Louisiana St. Agriculture Fin. Auth., Security Agriculture Rev. Bds., Series A,
               Gtd. Executive Life, 8.80%, 10/01/96<F3>............................................................          21,000
 1,845,000   Massachusetts St. HFA Res., Series C, 10.90%, 08/01/20................................................       1,962,619

Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - Continued
                                                                                                                             Value
Principal/Shares                                                                                                           (Note 1)
----------------                                                                                                            ------
$  210,000   Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
               (Arcade Ltd. Partnership Prj.) Ser. '92, 8.50%, 08/01/02............................................   $     221,025
   675,480   Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
               Securitized, Series '86A, 8.68%, 09/15/96<F3>.......................................................         114,838
   120,000   Missouri St., Hsg. Dev. Cmnty.., Multi Fam. Hsg. Rev. Bds., FHA Insured
               Mtg. Loans, 9.25%, 12/01/30.........................................................................         126,924
    20,000   Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
               Life, 8.34%, 11/01/93<F3>...........................................................................           4,400
   440,000   New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg. Insurance,
               8.875%, 08/15/14....................................................................................         454,300
   807,000   The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds.
               Series '86A, 8.60%, 09/01/96<F3>....................................................................         137,190
    55,000   Utah St. Hsg. Fin. Agy. Sngl. Fam. Mtg., Ser. A, 9.40%, 07/01/99......................................          56,788
                                                                                                                      -------------

                TOTAL TAXABLE MUNICIPAL BONDS (identified
                   cost $4,448,860)................................................................................       3,918,148
                                                                                                                      -------------
PREFERRED STOCKS - (0.81%)
    53,170   Sunshine Mining Holding Co., Cum. Redeemable $1.19 Pfd.<F1>...........................................         438,652
     6,200   Westmoreland Coal Co., Dep. Shares Pfd. Conv. Ser. A..................................................          62,000
                                                                                                                      -------------
                TOTAL PREFERRED STOCK (identified cost $551,803)...................................................         500,652
                                                                                                                      -------------
COMMON STOCKS - (1.18%)
    16,920   Advanced Medical, Inc.<F1>............................................................................          52,875
   360,952   Sunshine Mining Co.<F1>...............................................................................         676,785
                                                                                                                      -------------
                TOTAL COMMON STOCK (identified cost $885,466)......................................................         729,660
                                                                                                                      -------------
WARRANTS - (0.19%)
     1,632   Casino America Inc., expire 11/15/96<F1>..............................................................             275
       500   Chattem Inc., expire 8/17/99<F1>......................................................................           1,500
       869   Empire Gas Corp., expire 07/15/04<F1>.................................................................          26,070
       500   Petro PSC Properties L.P., Petro Fin'l Corp., expire 06/01/97<F1>.....................................          18,000
       100   Spanish Broadcasting Systems Inc., expire 06/30/99<F1>................................................          18,250
    21,825   Sunshine Mining Co., expire 03/09/99<F1>..............................................................          17,051
       205   Wright Medical Technology, Inc., expire 06/30/03<F1>..................................................          33,825
                                                                                                                      -------------
                TOTAL WARRANTS (identified cost $18,291)...........................................................         114,971
                                                                                                                      -------------

Davis High Income Fund, Inc.
Schedule of Investments - Continued
At September 30, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                                           (Note 1)
                                                                                                                            ------
REPURCHASE AGREEMENTS - (7.70%)
$4,755,000   State Street Bank and Trust Company Repurchase Agreement, 6.00%,
               10/02/95, dated 09/29/95, repurchase value of $3,866,981 (collateralized by $4,150,000 par value U.S. Treasury Notes, 5.125%, 12/31/98,
               market value $3,865,000) (identified cost $4,755,000)...............................................       4,755,000
                                                                                                                      -------------

                TOTAL INVESTMENTS (identified cost $60,478,439) -
                  (96.64%)<F4>.....................................................................................      59,671,853
                OTHER ASSETS LESS LIABILITIES - (3.36%)............................................................       2,077,547
                                                                                                                      -------------
                  NET ASSETS - 100%................................................................................     $61,749,400
                                                                                                                      -------------
                                                                                                                      -------------

<F3>  These securities are in default but have made partial payments.
<F6>  These securities are in default and are not currently paying interest.
<F1>  Non-income producing security.

<F4>  Aggregate cost for Federal income tax purposes is $60,478,439.
<F2>  These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.
<F5>  Units

At September 30, 1995, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

      Unrealized appreciation......................................................................................   $   2,110,439
      Unrealized depreciation......................................................................................      (2,917,025)
                                                                                                                      -------------
      Net unrealized depreciation..................................................................................  ($     806,586)
                                                                                                                      -------------
                                                                                                                      -------------

















See Notes to Financial Statements

DAVIS HIGH INCOME FUND
Statement of Assets and Liabilities
At September 30, 1995  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
              Investments in securities, at value (identified cost $60,478,439) (Note 1)...........................   $  59,671,853
              Cash ................................................................................................       4,775,714
              Receivables:
                Interest and dividends.............................................................................       1,243,446
                Capital stock sold.................................................................................         191,948
                Investments sold...................................................................................       3,455,011
              Prepaid expenses.....................................................................................          39,973
              Other assets.........................................................................................          75,000
                                                                                                                      -------------
                Total assets.......................................................................................      69,452,945
                                                                                                                      -------------
LIABILITIES:

              Payables:
                Capital stock reacquired...........................................................................       7,527,633
                Investments purchased..............................................................................          56,093
                Accrued expenses...................................................................................         119,819
                                                                                                                      -------------
                  Total liabilities................................................................................       7,703,545
                                                                                                                      -------------
NET ASSETS (Note 5)................................................................................................   $  61,749,400
                                                                                                                      -------------
                                                                                                                      -------------
CLASS A SHARES
              Net assets...........................................................................................   $  56,678,274
              Shares outstanding...................................................................................      11,663,294
              Net asset value and redemption price per share (net assets/shares outstanding).......................        $   4.86
                                                                                                                           --------
                                                                                                                           --------
              Maximum offering price per share (100/95.25 of $4.86)................................................        $   5.10
                                                                                                                           --------
                                                                                                                           --------
CLASS B SHARES
              Net assets...........................................................................................   $   5,071,126
              Shares outstanding...................................................................................       1,049,276
              Net asset value, offering and redemption price per share (net assets/shares outstanding).............        $   4.83
                                                                                                                           --------
                                                                                                                           --------

Net assets consist of:

              Deficit in undistributed net investment income.......................................................   $    (431,716)
              Unrealized depreciation of investments...............................................................        (806,586)
              Accumulated net realized loss........................................................................     (25,497,307)
              Paid-in capital......................................................................................      88,485,009
                                                                                                                      -------------
                Net assets.........................................................................................   $  61,749,400
                                                                                                                      -------------
                                                                                                                      -------------

<F1> On purchases of $100,000 or more, the offering price is reduced.

DAVIS HIGH INCOME FUND
Statement of Operations
Six months ended September 30, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:

     Interest......................................................................................................   $  2,994,715
     Dividends.....................................................................................................          3,294
                                                                                                                      ------------
       Total income................................................................................................      2,998,009
                                                                                                                      ------------
  Expenses:

     Management fees (Note 3).......................................................................   $    228,116
     Custodian fees.................................................................................         45,538
     Transfer agent fees (Note 3)...................................................................         44,423
     Audit fees.....................................................................................         12,000
     Legal fees.....................................................................................         14,592
     Accounting fees (Note 3).......................................................................          7,998
     Reports to shareholders........................................................................         10,961
     Directors' fees and expenses...................................................................         11,785
     Registration and filing fees...................................................................         21,211
     Miscellaneous..................................................................................          5,456
     Commissions paid under distribution plan (Note 3)
       Class A......................................................................................         48,340
       Class B......................................................................................         17,467
                                                                                                       ------------
         Total expenses............................................................................................        467,887
                                                                                                                      ------------
           Net investment income...................................................................................      2,530,122
                                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized loss from investment transactions...................................................................       (326,642)
  Net decrease in unrealized depreciation of investments during the period.........................................        713,040
                                                                                                                      ------------
    Net realized and unrealized gain (loss) on investments.........................................................        386,398
                                                                                                                      ------------
    Net increase in net assets resulting from operations...........................................................   $  2,916,520
                                                                                                                      ------------
                                                                                                                      ------------








See Notes to Financial Statements

DAVIS HIGH INCOME FUND
Statement Of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Six Months
                                                                                                   ended
                                                                                                 September 30,          Year ended
                                                                                                      1995                March 31,
                                                                                                  (Unaudited)              1995
                                                                                                   ---------               ----
Operations:
  Net investment income......................................................................  $  2,530,122           $  5,727,589
  Net realized gain (loss) from investment transactions......................................      (326,642)            (3,505,308)
  Net decrease in unrealized depreciation
    of investments...........................................................................       713,040                529,763
                                                                                               ------------           ------------
  Net increase in net assets resulting from operations.......................................     2,916,520              2,752,044


Distributions to shareholders from:
  Net investment income
    Class A ($0.24 and $0.46 per share, respectively)........................................    (2,805,885)            (5,702,988)
    Class B ($0.22 and $0.11 per share, respectively)........................................      (155,953)               (24,601)
  Paid-in capital
    Class A ($0.04 per share)................................................................         _                   (453,550)

Capital share transactions (Note 5)..........................................................     3,489,399             (2,928,958)
                                                                                               ------------           ------------
      Total increase (decrease) in net assets................................................     3,444,081             (6,358,053)

Net Assets:
  Beginning of year..........................................................................    58,305,319             64,663,372
                                                                                               ------------           ------------
  End of year (including undistributed net income (deficit) of ($431,716)
    and $-0-, respectively)..................................................................   $61,749,400            $58,305,319
                                                                                               ------------           ------------
                                                                                               ------------           ------------











See Notes to Financial Statements

DAVIS HIGH INCOME FUND
Notes to Financial Statements
(Unaudited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Note 1 - Summary of Significant Accounting Policies.

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Company also seeks capital growth so long as such objective is consistent with its primary objective. The Company invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. On December 1, 1994, the Company commenced the offering of shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Security Valuation.
Fixed income securities may be valued on the basis of prices provided by a pricing agent when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

Federal Income Taxes.
It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. At September 30, 1995, the Fund had approximately $25,171,000 of capital loss carryovers available to offset future capital gains, if any, of which $1,608,000, $1,743,000, $4,918,000, $7,606,000, $4,382,000, $1,409,000
and $3,505,000 expire in 1996, 1997, 1998, 1999, 2000, 2001 and 2003, respectively.

Securities Transactions and Related Investment Income.
Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders.
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Note 2 - Purchases and Sales of Securities.

Purchases and sales of investment securities (excluding short term securities) during the six months ended September 30, 1995, were $40,883,378 and $41,992,942, respectively.

DAVIS HIGH INCOME FUND
Notes to Financial Statements, continued
(Unaudited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Note 3 - Investment Advisory Fees and Other Transactions with Affiliates.

The Company pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P.) (the "Adviser"). The agreement provides for a monthly fee of .0625 of 1% (equivalent to .75 of 1% per annum) of the first $250 million of average daily net assets of the Company. Regardless of the above provisions, the Adviser will pay or refund to the Company any expenses (including the fee under the agreement but excluding interest, taxes, brokerage fees, payments made to the Distributor under any Rule 12b-1 Distribution Plan adopted by the Company and, where permitted, extraordinary expenses) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Company's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets.
Davis Selected Advisers, L.P. is paid for registering Company shares for sale in various states. The fee for the six months ended September 30, 1995 amounted to $6,000. Davis Selected Advisers, L.P. is paid for certain transfer agent services. The fee for the six months ended September 30, 1995 amounted to $2,927. Davis Selected Advisers, L.P. is also paid for certain accounting services. The fee for the six months ended September
30, 1995 amounted to $7,998. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

Note 4 _ Distribution and Underwriting Fees

Class A Shares

     Class A shares of the Company are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the six months ended September 30, 1995, the Company's Underwriter, Davis Selected Advisers, L.P., received $74,187 from commissions earned on sales of Class A shares of the Fund of which $11,438 was retained by the Underwriter and the remaining $62,749 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and
remaining outstanding during the period.   The maintenance fee is paid at
the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Company for the six months ended September 30, 1995 was $48,340.

Class B Shares

     Class B shares of the Company are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

DAVIS HIGH INCOME FUND
Notes to Financial Statements, continued
(Unaudited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B Shares - Continued

     The Company pays the Distributor a 4% commission on the proceeds from the sale of the Company's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Company's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Company may pay for distribution to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the six months ended September 30, 1995, Class B shares of the Company made distribution plan payments which included commissions of $13,467 and maintenance fees of $4,000.

     Commissions earned by the Distributor during the six months ended September 30, 1995 on the sale of Class B shares of the Company amounted to $63,488 of which $59,767 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Company in the amount of $67,659, representing the cumulative commissions earned by the Distributor on the sale of the Company's Class B shares reduced by cumulative commissions paid by the Company and cumulative contingent deferred sales charge paid by redeeming shareholders. The Company has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Company or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Company within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the four months ended September 30, 1995 the Distributor received no contingent deferred sales charges from Class B shares of the Company.

DAVIS HIGH INCOME FUND
Notes to Financial Statements, continued
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Note 5 - Capital Stock.

At September 30, 1995, there were 1,000,000,000 shares of capital stock
($0.05 par value per share) authorized.
Transactions in capital stock were as follows:

Class A                                                                                                   For the Six Months Ended
                                                                                                              September 30, 1995
                                                                                                                 (Unaudited)
                                                                                                          ------------------------
                                                                                                          Shares            Amount
                                                                                                          ------            ------
Shares subscribed............................................................................            730,736       $ 3,558,758
Shares issued to shareholders in connection with reinvestment of
  distributions..............................................................................            351,496         1,704,758
                                                                                                     -----------       -----------
                                                                                                       1,082,232         5,263,516
Shares reacquired............................................................................         (1,019,968)       (4,972,916)
                                                                                                     -----------       -----------
  Net increase...............................................................................             62,264       $   290,600
                                                                                                     -----------       -----------
                                                                                                     -----------       -----------

                                                                                                            For the Year Ended
                                                                                                               March 31, 1995
                                                                                                          ------------------------
                                                                                                          Shares            Amount
                                                                                                          ------            ------
Shares subscribed............................................................................          2,407,613       $11,798,620
Shares issued to shareholders in connection with reinvestment of
  distributions..............................................................................            784,110         3,839,262
                                                                                                     -----------       -----------
                                                                                                       3,191,723        15,637,882
Shares reacquired............................................................................         (4,183,295)      (20,452,967)
                                                                                                     -----------       -----------
  Net decrease...............................................................................           (991,572)      $(4,815,085)
                                                                                                     -----------       -----------
                                                                                                     -----------       -----------

Class B                                                                                                   For the Six Months Ended
                                                                                                             September 30, 1995
                                                                                                                 (Unaudited)
                                                                                                          ------------------------
                                                                                                          Shares            Amount
                                                                                                          ------            ------
Shares subscribed............................................................................            678,417       $ 3,300,684
Shares issued to shareholders in connection with reinvestment of
  distributions..............................................................................             10,888            52,629
                                                                                                     -----------       -----------
                                                                                                         689,305         3,353,313
Shares reacquired............................................................................            (31,842)         (154,514)
                                                                                                     -----------       -----------
  Net increase...............................................................................            657,463       $ 3,198,799
                                                                                                     -----------       -----------
                                                                                                     -----------       -----------

                                                                                                            For the Year Ended
                                                                                                               March 31, 1995
                                                                                                         ------------------------
                                                                                                         Shares            Amount
                                                                                                         ------            ------
Shares subscribed............................................................................            492,336       $ 2,367,751
Shares issued to shareholders in connection with reinvestment of
  distributions..............................................................................                967             4,634
                                                                                                     -----------       -----------
                                                                                                         493,303         2,372,385
Shares reacquired............................................................................           (101,490)         (486,258)
                                                                                                     -----------       -----------
  Net increase...............................................................................            391,813       $ 1,886,127
                                                                                                     -----------       -----------
                                                                                                     -----------       -----------

DAVIS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights for a share of capital stock outstanding throughout each period.

                        --------------------------------------Class A--------------------------------------    -------Class B-------
                            Six                                                                                  Six
                          Months                                                                                Months        Four
                          ended                                                                                  ended       Months
                       September 30,                                                                        September 30,     ended
                           1995                               Year ended March 31,                              1995       March 31,
                         (Unaudited)         1995        1994         1993         1992         1991       (Unaudited)       1995
                          --------           ----        ----         ----         ----         ----        ---------        ----
Net Asset Value,
  Beginning of
  Period..............     $ 4.86          $ 5.14      $ 5.18       $ 4.92       $ 4.75       $ 6.07         $ 4.85       $ 4.80
                           ------          ------      ------       ------       ------       ------         ------       ------
Income From Investment
----------------------
Operations
----------
  Net Investment
    Income............       0.21            0.46        0.50         0.61         0.53         0.56           0.17         0.11
  Net Gains or
    Losses on
    Securities (both
    realized and
    unrealized).......       0.03           (0.24)       0.06         0.25         0.43        (0.85)          0.03         0.05
                           ------          ------      ------       ------       ------       ------         ------       ------
      Total From
        Investment
        Operations....       0.24            0.22        0.56         0.86         0.96        (0.29)          0.20         0.16
                           ------          ------      ------       ------       ------       ------         ------       ------

Less Distributions
------------------
  Dividends (from
    net investment
    income)...........      (0.24)          (0.46)      (0.50)       (0.60)       (0.53)       (0.56)         (0.22)       (0.11)
  Returns of
    Capital...........         _            (0.04)        _             _         (0.26)       (0.47)            _            _
  Distribution in
    excess of
    realized gains....         _               _        (0.10)          _           _            _               _            _
      Total
                           ------          ------      ------       ------       ------       ------          ------      ------
        Distributions.      (0.24)          (0.50)      (0.60)       (0.60)       (0.79)       (1.03)         (0.22)       (0.11)
                           ------          ------      ------       ------       ------       ------          ------      ------
Net Asset Value,
  End of Period.......     $ 4.86          $ 4.86      $ 5.14       $ 5.18       $ 4.92       $ 4.75         $ 4.83       $ 4.85
                           ------          ------      ------       ------       ------       ------         ------       ------
                           ------          ------      ------       ------       ------       ------         ------       ------
Total Return <F1>.....       5.05%           4.69%      11.29%       18.81%       22.45%       (5.32%)         4.66%        4.28%
------------

Ratios/Supplemental
-------------------
Data
----
  Net Assets, End of
    Period (000
    omitted)..........     56,678          56,405      64,663       38,305       24,986       19,386          5,071        1,900
  Ratio of Expenses
    to Average
    Net Assets........   1.48%<F2>           1.53%       1.48%        1.81%        1.93%        2.09%      2.44%<F2>    2.36%<F2>
  Ratio of Net
    Income to
    Average Net
    Assets............   8.40%<F2>           9.49%       9.31%       11.91%       11.01%       10.43%      7.10%<F2>    8.66%<F2>
  Portfolio Turnover
    Rate..............      75.91%          98.94%      98.31%       84.93%       93.78%       76.92%     75.91%       98.94%

<F1>  Sales charges are not reflected in calculation.

<F2>  Annualized

             DAVIS HIGH INCOME
                  FUND, INC.

       124 East Marcy Street  Santa Fe, New Mexico 87501
       -------------------------------------------------
       -------------------------------------------------

Directors                      Officers
Wesley E. Bass                 Jeremy H. Biggs
Jeremy H. Biggs                  Chairman
Marc P. Blum                   Shelby M.C. Davis
Shelby M.C. Davis                President
Eugene M. Feinblatt            Carl R. Luff
Jerry D. Geist                   Vice President, Treasurer
D. James Guzy                    & Assistant Treasurer
G. Bernard Hamilton            Raymond O. Padilla
LeRoy E. Hoffberger              Vice President, Secretary
Laurence W. Levine               & Assistant Treasurer
Martin H. Proyect              Carolyn H. Spolidoro
Christian R. Sonne               Vice President
Edwin R. Werner                Louis R. Proyect
                                 Vice President
                               Andrew A. Davis
                                 Vice President
                               Christopher C. Davis
                                 Vice President
                               Eileen R. Street
                                 Assistant Treasurer
                                 & Assistant Secretary

Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA  02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

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For more information about Davis High
Income Fund including management fee,
charges and expenses, see the current
prospectus which must precede
or accompany this report.
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9511-15 VIP70